Contract liabilities - Summary of Deferred Revenue (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Current:
Payments in advance of services	$ 8,998	$ 6,585
Advance billings	3,489	3,195
Others	198	501
Total	12,685	10,281
Non-current:
Payments in advance of services	15,876	19,565
Advance billings	752	492
Others	17	16
Total	$ 16,645	$ 20,073